UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2026
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SiTime Corporation
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39135	02-0713868
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5451 Patrick Henry Drive
Santa Clara, California		95054
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (408) 328-4400
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SITM	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 9.01 Financial Statements and Exhibits.
As previously disclosed, on February 4, 2026, SiTime Corporation, a Delaware corporation (“SiTime” or the “Company”) filed a Current Report on Form 8-K to report that the Company had entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Renesas Electronics America Inc., a California corporation (“Renesas”), pursuant to which Renesas will and will cause certain of its affiliates to sell, transfer, assign and convey to SiTime all of their right, title, and interest in, to and under certain assets related to the timing business (the “Timing Product Business”) of Renesas Electronics Corporation (the “Acquisition”).

(a)	Financial Statements of Businesses or Funds Acquired.
Pursuant to Rule 3-05 of Regulation S-X, the Company is filing herewith (i) the audited combined financial statements of the Timing Product Business as of and for the years ended December 31, 2025 and 2024, which are filed as Exhibit 99.1 and incorporated by reference herein, and (ii) the unaudited interim combined financial statements of the Timing Product Business as of March 31, 2026, and for the three months ended March 31, 2026 and 2025, which are filed as Exhibit 99.2 and incorporated by reference herein. These combined financial statements have been prepared in accordance with the rules and regulations of the Securities and Exchange Commission and U.S. generally accepted accounting principles, and include:
•Statements of Assets Acquired and Liabilities Assumed as of December 31, 2025 and 2024;
•Statements of Revenue and Direct Expenses for the years ended December 31, 2025 and 2024;
•Notes to the Combined Financial Statements;
•Statements of Assets Acquired and Liabilities Assumed as of March 31, 2026 (unaudited) and December 31, 2025;
•Statements of Revenue and Direct Expenses for the three months ended March 31, 2026 and 2025 (unaudited); and
•Notes to the Interim Combined Financial Statements (unaudited).

(b)	Pro Forma Financial Information.
Pursuant to Article 11 of Regulation S-X, the Company is filing herewith (i) the unaudited pro forma condensed combined balance sheet as of March 31, 2026, of the Company, giving effect to the Acquisition as if it had been completed on March 31, 2026; and (ii) the unaudited pro forma condensed combined income statements for the three months ended March 31, 2026 and the year ended December 31, 2025, giving effect to the Acquisition as if it had been completed on January 1, 2025, and include:
•Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2026;
•Unaudited Pro Forma Condensed Combined Income Statement for the three months ended March 31, 2026;
•Unaudited Pro Forma Condensed Combined Income Statement for the year ended December 31, 2025; and
•Notes to Unaudited Condensed Combined Financial Information.
The unaudited pro forma condensed combined financial information is attached hereto as Exhibit 99.3 and incorporated herein by reference.
The pro forma financial information included as Exhibit 99.3 to this Current Report on Form 8-K has been prepared for illustrative purposes only as required by Form 8-K, and is not intended to, and does not purport to, represent what the Company’s actual results or financial condition would have been if the Acquisition had occurred on the relevant date and is not intended to project the future results or the financial condition that the Company may achieve following the Acquisition.

d)	Exhibits.

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers Japan LLC, independent auditors for Renesas Electronics Corporation.

99.1	Historical audited combined financial statements of the Timing Product Business and related notes as of and for the years ended December 31, 2025 and 2024.

99.2	Historical unaudited interim combined financial statements of the Timing Product Business and related notes as of March 31, 2026 and for the three months ended March 31, 2026 and 2025.

99.3	Unaudited pro forma condensed combined financial information of SiTime Corporation and related notes as of and for the three months ended March 31, 2026 and for the year ended December 31, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SiTime Corporation

Date:	May 19, 2026	By:	/s/ Elizabeth A. Howe
Elizabeth A. Howe
Executive Vice President and Chief Financial Officer